Second Amendment to
                              Amended and Restated
                     Certificate of Limited Partnership of
                Geodyne Energy Income Limited Partnership II-D


     The undersigned, desiring to amend its amended and restated certificate of limited partnership pursuant to the Oklahoma Revised Uniform Limited Partnership Act, as amended, Okla. Stat. tit. 54 (1993), Section 301 et seq (the "Act"), do hereby state:

     1. The name of the limited partnership is Geodyne Energy Income Limited Partnership II-D.

     2. The date of filing of the original Certificate and Agreement of Limited Partnership was May 13, 1988, as amended by the Amended and Restated Certificate of Limited Partnership of Geodyne Energy Income Limited Partnership II-D filed on March 10, 1989, and as further amended by the First Amendment to Amended and Restated Certificate of Limited Partnership of Geodyne Energy Income Limited Partnership II-D filed on February 25, 1993.

     3. The Amended and Restated Certificate of Limited Partnership is hereby revised to change the name of the General Partner and Registered Agent from Geodyne Properties, Inc. to the following:

              Geodyne Resources, Inc.

Geodyne Properties, Inc. merged with Geodyne Resources, Inc., with Geodyne Resources, Inc. surviving, effective June 30, 1996.

     DATED:  July 1, 1996

                                       Geodyne Properties, Inc.
                                       by Geodyne Resources, Inc.,
                                       successor by merger

                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President







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                                       Geodyne Resources, Inc.
                                       as General Partner


                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Depositary Company, as the
                                       Limited Partner


                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Resources, Inc., as
                                       Attorney-in-Fact for all Substituted
                                       Limited Partners


                                       By:  /s/ Dennis R. Neill
                                            ----------------------------
                                            Dennis R. Neill
                                            President




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